UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

Information Required in Proxy Statement

Schedule 14A Information

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

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RED HAT, INC.

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IBM and Red Hat to Combine to Create Leading Hybrid / Multi-cloud Provider The following presentation by Red Hat, Inc. was provided to certain employee groups:

Accelerate the expansion of Red Hat's leading open source portfolio Maintain Red Hat commitment to open source and accelerate the impact of open source as the foundation of digital transformation strategies Operate as a independent, distinct unit and preserve our unique culture Provide significant cross-selling opportunity through expanded delivery of industry leading open source solutions Combination with IBM delivers significant benefits to Red Hat and will enable the company to: Advancing Red Hat's Hybrid Cloud Leadership

IBM is an ideal teammate to support Red Hat's future One of the most storied technology companies in the world with an unparalleled track-record of innovation IBM offers complementary hardware and serves as a champion of open source technology IBM and Red Hat will continue to collaborate for the success of thousands of customers Acceleration and Scale ~380,000 Employees Worldwide $80B In ‘17 Revenues $5B In ‘17 Cloud Revenues

Strategic Rationale Combination of Red Hat's leading solutions with IBM’s broad enterprise offerings will create a complete end-to-end enterprise solutions portfolio in hybrid cloud - spanning all footprints from physical, virtual, private to multi-public clouds. Transaction Consideration Financing Management Closing and Approvals Purchase price of approximately $34 billion, or $190.00 per share in an all-cash transaction IBM intends to use cash on hand and proceeds from committed financing to facilitate the transaction. Red Hat will operate as a distict unit of IBM, and continue to be led by Jim Whitehurst and Red Hat's current management team Expected to close in the second half of 2019 Subject to satisfaction of customary closing conditions, including expiration or termination of the applicable waiting period under the Hart-Scott-Rodino Antitrust Act, and Red Hat shareholder approval Transaction Overview

Expect to leverage IBM’s scale and resources to enhance the development and continued improvement of: Hybrid cloud infrastructure Cloud native app development Management and automation solutions Accelerates Expansion of Red Hat's Leading Open Source Portfolio IBM has been a long-time supporter of Linux with $2 billion in Linux investments across its platform over the past 2 decades Expect to expand Red Hat's foothold in emerging technologies for application and cloud development to capture a larger portion of this growing market

Committed to Open Source Innovation IBM has been a long-time supporter of the Linux and open source community through its investments in Linux and Linux on Power Combination accelerates Red Hat's open hybrid cloud strategy IBM and Red Hat remain dedicated to working with developers to continue leading sponsorship and investment in open source communities Focus on ensuring that continued freedom of open source through Patent Promise, leadership in Open Invention Network the LOTNetwork

Red Hat WILL OPERATE AS A DISTINCT UNIT OF IBM Maintain same operating structure with the additional resources and scale of IBM to enhance innovation IBM understands the value that the Red Hat's team brings and the engine of innovation and success IBM INTENDS TO KEEP WHAT MAKES US GREAT Our leadership team will continue to lead Red Hat with the same values and culture as always Red Hat MANAGEMENT TO CONTINUE TO LEAD THE COMPANY Distinct Unit of IBM

IBM is committed to keeping the talented Red Hat team in place Additional opportunities for growth as part of a larger organization Red Hat associates are essential to continued success Red Hat associates can stay focused on winning and delivering industry leading innovation What This Means For Associates

Transaction expected to close in the second half of 2019 subject to Red Hat shareholder approval and other customary closing conditions Any third party inquiries received should be sent to Stephanie Wonderlick, swonderl@redhat.com, +1 571-421-8169 What Comes Next

In connection with the proposed merger, Red Hat, Inc. (the “Company”) intends to file relevant materials with the Securities and Exchange Commission (the “SEC”), including a preliminary proxy statement on Schedule 14A. Following the filing of the definitive proxy statement with the SEC, the Company will mail the definitive proxy statement and a proxy card to each stockholder entitled to vote at the special meeting relating to the proposed merger. STOCKHOLDERS ARE URGED TO CAREFULLY READ THESE MATERIALS IN THEIR ENTIRETY (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) AND ANY OTHER RELEVANT DOCUMENTS THAT THE COMPANY WILL FILE WITH THE SEC WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. The proxy statement and other relevant materials (when available), and any and all documents filed by the Company with the SEC, may be obtained for free at the SEC’s website at www.sec.gov. In addition, stockholders may obtain free copies of the documents filed with the SEC by the Company via the Company’s Investor Relations section of its website at www.redhat.com or by contacting Investor Relations by directing a request to the Company, Attention: Investor Relations, 100 East Davie Street, Raleigh, North Carolina 27601, or by calling (919) 754-3700. Important Additional Information and Where to Find It

Participants in the Merger Solicitation This document does not constitute a solicitation of proxy, an offer to purchase or a solicitation of an offer to sell any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended. The Company, its directors, executive officers and certain employees may be deemed to be participants in the solicitation of proxies from the stockholders of the Company in connection with the proposed merger. Information about the persons who may, under the rules of the SEC, be considered to be participants in the solicitation of the Company’s stockholders in connection with the proposed merger, and any interest they have in the proposed merger, will be set forth in the definitive proxy statement when it is filed with the SEC. Additional information regarding these individuals is set forth in the Company’s proxy statement for its 2018 Annual Meeting of Stockholders, which was filed with the SEC on June 25, 2018, and its Annual Report on Form 10-K for the fiscal year ended February 28, 2018, which was filed with the SEC on April 26, 2018. These documents may be obtained for free at the SEC’s website at www.sec.gov, and via the Company’s Investor Relations section of its website at www.redhat.com.

Cautionary Statement Regarding Forward-Looking Statements This document may include “forward-looking” statements within the meaning of the Private Securities Litigation Reform Act of 1995, including, without limitation, statements relating to the completion of the merger. In this context, forward-looking statements often address expected future business and financial performance and financial condition, and often contain words such as “expect,” “anticipate,” “intend,” “plan,” “believe,” “seek,” “see,” “will,” “would,” “target,” similar expressions, and variations or negatives of these words. Forward-looking statements by their nature address matters that are, to different degrees, uncertain, such as statements about the consummation of the proposed merger and the anticipated benefits thereof. These and other forward-looking statements are not guarantees of future results and are subject to risks, uncertainties and assumptions that could cause actual results to differ materially from those expressed in any forward-looking statements, including the failure to consummate the proposed merger or to make any filing or take other action required to consummate such merger in a timely matter or at all. The inclusion of such statements should not be regarded as a representation that any plans, estimates or expectations will be achieved. You should not place undue reliance on such statements. Important factors that could cause actual results to differ materially from such plans, estimates or expectations include, among others, that: (1) the Company may be unable to obtain stockholder approval as required for the merger; (2) conditions to the closing of the merger, including obtaining required regulatory approvals, may not be satisfied or waived on a timely basis or otherwise; (3) a governmental entity or a regulatory body may prohibit, delay or refuse to grant approval for the consummation of the merger and may require conditions, limitations or restrictions in connection with such approvals that can adversely affect the anticipated benefits of the proposed merger or cause the parties to abandon the proposed merger; (4) the merger may involve unexpected costs, liabilities or delays; (5) the business of the Company may suffer as a result of uncertainty surrounding the merger or the potential adverse changes to business relationships resulting from the proposed merger; (6) legal proceedings may be initiated related to the merger and the outcome of any legal proceedings related to the merger may be adverse to the Company; (7) the Company may be adversely affected by other general industry, economic, business, and/or competitive factors; (8) there may be unforeseen events, changes or other circumstances that could give rise to the termination of the merger agreement or affect the ability to recognize benefits of the merger; (9) risks that the proposed merger may disrupt current plans and operations and present potential difficulties in employee retention as a result of the merger; (10) risks related to diverting management’s attention from the Company’s ongoing business operations; (11) there may be other risks to consummation of the merger, including the risk that the merger will not be consummated within the expected time period or at all which may affect the Company’s business and the price of the common stock of the Company; and (12) the risks described from time to time in the Company’s reports filed with the SEC under the heading “Risk Factors,” including the Annual Report on Form 10-K for the fiscal year ended February 28, 2018, Quarterly Reports on Form 10-Q and Current Reports on Form 8-K and in other of the Company’s filings with the SEC. Such risks include, without limitation: the effects of competition in the businesses in which the Company operates; the Company’s ability to adapt to a rapidly changing industry and maintain strategic relationships with industry leading companies; and the impacts of security breaches and data loss and our vulnerability to technology infrastructure failures. Consequences of material differences in results as compared with those anticipated in the forward-looking statements could include, among other things, business disruption, operational problems, financial loss, legal liability to third parties and similar risks, any of which could have a material adverse effect on the Company’s financial condition, results of operations, credit rating or liquidity. These risks, as well as other risks associated with the proposed merger, will be more fully discussed in the proxy statement that will be filed with the SEC in connection with the proposed merger. There can be no assurance that the merger will be completed, or if it is completed, that it will close within the anticipated time period or that the expected benefits of the merger will be realized. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date on which such statements were made. Except as required by applicable law, the Company undertakes no obligation to update forward-looking statements to reflect events or circumstances arising after such date.

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